EXHIBIT 99.2

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2006

	Historical		Historical			Pro Forma
	CNE Petroleum		Yu Qiao Oil&Gas			CNE Petroleum
	Limited and		Development	Pro Forma		Limited and
	Subsidiaries		Co.Ltd	Adjustments	Notes	Subsidiaries
CURRENT ASSETS
Cash and cash equivalents	8,307		5,439			13,746
Accounts receivable, net	20,831		729,853			750,684
Accounts receivable from a non-operating interest owner	256,623		-	(256,623)	a	-
Prepaid expenses and other current assets	66,148		859,210			925,358
Due from a stockholder	-		64,031			64,031
Due from a related company	-		60,719	(60,719)	a	-
Value added tax recoverable	11,573		436,030			447,603
Total Current Assets	363,482		2,155,282			2,201,422

PROPERTY AND EQUIPMENT
Oil and gas properties, net	9,716,559		13,141,808			22,858,367
Fixed assets, net	606,138		147,914			754,052
Oil and gas properties under construction	5,682,384		3,273,592			8,955,976
Total Property and Equipment	16,005,081		16,563,314			32,568,395

INTANGIBLE ASSETS, NET	-		52,669			52,669

TOTAL ASSETS	16,368,563	#	18,771,265			34,822,486

CURRENT LIABILITIES
Accounts payable	7,442,423		13,794,441			21,236,864
Other payables and accrued liablities	764,942		628,327			1,393,269
Due to related parties	55,835		-			55,835
Notes payable	128,062		-			128,062
Other loans payable	25,612		-			25,612
Income tax payable	84,099		223,565			307,664
Due to stockholders	1,656,935		992,524			2,649,459
Due to a related company	-		317,342	(317,342)	a	-
Total Current Liabilities	10,157,908		15,956,199			25,796,765

LONG-TERM LIABILITIES
Due to a related party	3,262,917		-			3,262,917
Notes payable	256,125		-			256,125
Total long-term liabilites	3,519,042		-			3,519,042

TOTAL LIABILITIES	13,676,950	#	15,956,199			29,315,807

COMMITMENTS AND CONTINGENCIES	-		-			-

MINORITY INTERESTS	127,743		-	274,851	d	402,594

STOCKHOLDER’ EQUITY
Common stock($0.001 par value, 150,000,000 shares authorized,
19,224,080 shares issued and outstanding as of
December 31, 2006)	19,224		-	10,000	b	29,224
Registered capital	-		2,040,019	(2,040,019)	c	-
Additional paid-in capital	2,004,018		137,296	1,812,287	b, c & d	3,953,601
Deferred stock compensation	(135,625)		-			(135,625)
Retained earnings	-		-			-
Unappropriated	295,811		445,716	(44,572)	d	696,955
Appropriated	221,072		66,562			287,634
Accumulated other comprehensive income	159,370		125,473	(12,547)	d	272,296
Total Stockholders’ Equity	2,563,870		2,815,066			5,104,085
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	16,368,563	#	18,771,265			34,822,486

 The accompanying notes are an integral part of these financial statements

Unaudited Pro Forma Condensed Consolidated Financial Information

On January 26, 2007, CNEH, through its 90% owned joint venture, Song Yuan North East Petroleum Technical Service Co., Ltd., (“Song Yuan Technical”), acquired 100% of the equity interests of Song Yuan City Yu Qiao Oil and Gas Development Limited Corporation (“Yu Qiao”), a company engaged in the extraction and production of crude oil in Jilin Province, PRC. The results of Yu Qiao’s operations have been included in the Consolidated Financial Statements of CNEH from that date. CNEH acquired Yu Qiao in consideration for 10,000,000 shares of its common stock valued at approximately $3.1 million.

The unaudited pro forma condensed consolidated balance sheet presents the financial position of Song Yuan City Yu Qiao Oil And Gas Development Limited Corporation (“Yu Qiao”) at December 31, 2006 giving effect to the Acquisition as if it had occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2006 and 2005 give effect the Acquisition as if they had occurred on January 1, 2005.

The unaudited pro forma financial information is presented for information purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the transaction been completed as of the date indicated and is not necessarily indicative of Yu Qiao’s future financial position or results of operations.

As both companies are under common management, this acquisition will be accounted for under business combination method of accounting. Under the business combination method of accounting, each account in the financial statements is stated at its historical cost.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Yu Qiao, including the related notes thereto, which are filed as Exhibit 99.1 to this Amendment.

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

	Historical	Historical			Pro Forma
	CNE Petroleum	Yu Qiao Oil&Gas			CNE Petroleum
	Limited and	Development	Pro Forma		Limited and
	Subsidiaries	Co.Ltd	Adjustments	Notes	Subsidiaries
REVENUE
Sales of crude oil	$2,661,485	$2,660,420			$5,321,905
Management fee income	-	18,678	(18,678)	d	-
	2,661,485	2,679,098			5,340,583

COST OF SALES
Production costs	408,310	682,880			1,091,190
Management fee	18,678	-	(18,678)	d	-
Depreciation - oil and gas properties	235,837	831,498			1,067,335
Amortization of intangible assets	-	4,368			4,368
Total Cost of Sales	662,825	1,518,746			2,181,571

GROSS PROFIT	1,998,660	1,160,352			3,159,012

OPERATING EXPENSES
Selling, general and administrative expenses	439,743	1,005,619			1,445,362
Professional fees	164,577	-			164,577
Consulting fees	81,375	-			81,375
Depreciation - fixed assets	75,440	28,008			103,448
Total Operating Expenses	761,135	1,033,627			1,794,762

INCOME FROM OPERATIONS	1,237,525	126,725			1,364,250

OTHER INCOME (EXPENSES)
Other expense	(672)	(33,258)			(33,930)
Other income	8,909	69,979			78,888
Interest expensess on overdue payables	-	(61,814)			(61,814)
Interest expense	(346,909)	(58,259)			(405,168)
Interest income	329	554			883
Total Other Expenses, net	(338,343)	(82,798)			(421,141)

NET INCOME BEFORE TAXES AND MINORITY
INTERESTS	899,182	43,927			943,109

Income tax benefits (expenses)	31,348	(14,496)			16,852

Minority interests	(4,917)	-			(4,917)

NET INCOME	925,613	29,431			955,044

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	240,201	85,658			325,859

COMPREHENSIVE INCOME	$1,165,814	$115,089			$1,280,903

Net income per share-basic and diluted	$0.05	$0			$0

Weighted average number of shares outstanding during the year-
basic and diluted	19,003,806	10,000,000	e		29,003,806

The accompanying notes are an integral part of these financial statements

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

	Historical	Historical			Pro Forma
	CNE Petroleum	Yu Qiao Oil&Gas			CNE Petroleum
	Limited and	Development	Pro Forma		Limited and
	Subsidiaries	Co.Ltd	Adjustments	Notes	Subsidiaries
REVENUE
Sales of crude oil	$1,550,236	$3,106,577			$4,656,813
Management fee income	-	28,244	(28,244)	d	-
	1,550,236	3,134,821			4,685,057

COST OF SALES
Production costs	304,804	879,035			1,183,839
Management fee	28,244	-	(28,244)	d	-
Depreciation - oil and gas properties	110,178	962,049			1,072,227
Amortization of intangible assets	-	5,302			5,302
Gain on disposal of oil and gas properties	(1,455)	-			(1,455)
Total Cost of Sales	441,771	1,846,386			2,288,157

GROSS PROFIT	1,108,465	1,288,435			2,396,900

OPERATING EXPENSES
General and administrative expenses	190,579	635,625			826,204
Professional fees	155,227	-			155,227
Consulting fees	948,000	-			948,000
Depreciation - fixed assets	44,743	20,719			65,462
Total Operating Expenses	1,338,549	656,344			1,994,893

INCOME (LOSS) FROM OPERATIONS	(230,084)	632,091			402,007

OTHER INCOME (EXPENSES)
Other expense	(575)	(12,751)			(13,326)
Other income	86	92,080			92,166
Interest expense	(156,848)	(79,037)			(235,885)
Interest income	556	643			1,199
Total Other (Expenses) Income, net	(156,781)	935			(155,846)

NET INCOME (LOSS) BEFORE TAXES AND
MINORITY INTERESTS	(386,865)	633,026			246,161

Income tax expenses	(267,997)	(208,898)			(476,895)

Minority interests	(1,826)	-			(1,826)

NET INCOME (LOSS)	(656,688)	424,128			(232,560)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation gain (loss)	(80,831)	39,815			(41,016)

COMPREHENSIVE INCOME (LOSS)	$(737,519)	$463,943			$(273,576)

Net income (loss) per share-basic and diluted	$(0.04)	$0			$0

Weighted average number of shares outstanding during the year-
basic and diluted	18,377,038	10,000,000	e		28,377,038

The accompanying notes are an integral part of these financial statements

CHINA NORTHEAST PETROLEUM HOLDING LIMITED

 Note 1 – Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet assumes that the Acquisition occurred on December 31, 2006.

The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2006 and 2005 give effect the Acquisition as if they had occurred on January 1, 2005.

There are no material differences among the accounting policies of the Company and Yu Qiao.

Note 2 – Pro forma adjustments

The pro forma adjustments are based on the historical costs of the tangible and intangible assets acquired.

Purchase price to be settled by:

Share consideration
10,000,000 shares of China Northeast Petroleum Holding Limited at $3.1	$3,100,000
Total consideration	$3,100,000

(a) Eliminates inter-company balance between Yu Qiao and the subsidiaries of the Company.
(b) Reflects the 10,000,000 shares issued by the Company in this transaction.
(c) Eliminates Yu Qiao’s registered capital.
(d) Reflects the minority shareholders’ 10% share of equity and reserves of Yu Qiao.